Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of February 23, 2005, among DURATEK, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto from time to time, and CALYON, NEW YORK BRANCH (f/k/a Credit Lyonnais New York Branch), as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of December 16, 2003 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             Section 9.07(a) of the Credit Agreement is hereby amended by (i) deleting the text “$6,500,000” in each instance where it appears in said Section and inserting the text “$10,000,000” in lieu thereof and (ii) deleting the text “$5,000,000” in each instance where it appears in said Section and inserting the text “$7,500,000” in lieu thereof.

2.             Section 9.07 of the Credit Agreement is hereby further amended by inserting the following new clause (f) immediately following clause (e) of said Section:

“(f)          Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any period of the Borrower (before giving effect to any increase in such permitted Capital Expenditure amount pursuant to this clause (f)) is greater than the amount of Capital Expenditures actually made by the Borrower and its Subsidiaries during such period, such excess in an amount not to exceed $5,000,000 may be carried forward and utilized to make Capital Expenditures in the immediately succeeding period, provided that no amounts once carried forward pursuant to this Section 9.07(f) may be carried forward to any fiscal year thereafter and such amounts may only be utilized after the Borrower and its Subsidiaries have utilized in full the permitted Capital Expenditure amount for such period as set forth in the table in clause (a) above (without giving effect to any increase in such amount pursuant to this clause (f)).”.

3.             The definition of “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “(i) in the case of Term Loans maintained as (A) Base Rate Loans, 2.75%, and (B) LIBOR Loans, 4.00%;” appearing in the first sentence of said definition and inserting the text “(i) in the case of Term Loans maintained as (A) Base Rate Loans, 2.00%, and (B) LIBOR Loans, 3.25%;” in lieu thereof.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) both immediately before and immediately after giving effect thereto, (ii) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when (i) the Borrower, (ii) each other Credit Party, (iii) Lenders constituting the Required Lenders, (iv) each Lender with outstanding Term Loans, and (v) the RL Lenders, the sum of whose outstanding Revolving Loan Commitments represents greater than 50% of the Total Revolving Loan Commitment shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent.

6.             By executing and delivering a copy hereof, each Credit Party hereby agrees that all Obligations of the Credit Parties shall remain guaranteed pursuant to the relevant Credit Documents and shall remain secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof.

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7.             From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

DURATEK, INC., as Borrower

By:	/s/ Richard Martin, Jr.
Name: Richard Martin, Jr.
Title: Vice President and General Counsel

CALYON, NEW YORK BRANCH, as Administrative Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

GTSD SUB, INC.,

DURATEK FEDERAL SERVICES, INC.,

DURATEK SERVICES, INC.,

GTSD SUB III, INC.,

GTSD SUB V, INC.,

HITTMAN TRANSPORT SERVICES, INC.,

INFOTEK, INC.,

DURATEK FEDERAL SERVICES OF HANFORD, INC.,

GTSD SUB IV, INC.,

CHEM-NUCLEAR SYSTEMS, L.L.C.,

as Guarantors

By:	/s/ Richard Martin, Jr.
Name: Richard Martin, Jr.
Title: Vice President and General Counsel

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF FEBRUARY 23, 2005, AMONG DURATEK, INC., VARIOUS LENDERS AND CALYON, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Name of Institution:

By:	/s/
Name:
Title: